Exhibit 25.1

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY
UNDER THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE
ELIGIBILITY OF A TRUSTEE PURSUANT TO
SECTION 305(b)(2)           ☐

THE BANK OF NEW YORK MELLON
TRUST COMPANY, N.A.

(Exact name of trustee as specified in its charter)

(Jurisdiction of incorporation if not a U.S. national bank)	95-3571558 (I.R.S. employer identification no.)
400 South Hope Street Suite 500 Los Angeles, California (Address of principal executive offices)	90071 (Zip code)

RITE AID CORPORATION
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	23-1614034 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Harco, Inc.
(Exact name of registrant as specified in its charter)

Alabama (State or other jurisdiction of incorporation or organization)	63-0522700 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

K & B Alabama Corporation
(Exact name of registrant as specified in its charter)

Alabama (State or other jurisdiction of incorporation or organization)	72-1011085 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Rite Aid Lease Management Company
(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation or organization)	95-2384577 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Thrifty Corporation
(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation or organization)	95-1297550 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Thrifty PayLess, Inc.
(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation or organization)	95-4391249 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Rite Aid of Connecticut, Inc.
(Exact name of registrant as specified in its charter)

Connecticut (State or other jurisdiction of incorporation or organization)	23-1940645 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

1515 West State Street Boise, Idaho, LLC
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	27-4359371 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Ascend Health Technology LLC
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	45-4806467 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Design Rx Holdings LLC
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	27-4368094 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Eckerd Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	51-0378122 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Elixir Holdings, LLC
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	26-0676699 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Elixir Puerto Rico, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	61-1772789 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Genovese Drug Stores, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	11-1556812 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Health Dialog Services Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	04-3274661 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Hunter Lane, LLC
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	90-1011712 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

JCG (PJC) USA, LLC
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	26-0169455 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

JCG Holdings (USA), Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	20-1147565 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

K & B, Incorporated
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	51-0346254 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Maxi Drug North, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	05-0520884 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Maxi Drug South, L.P.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	05-0520885 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Maxi Drug, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	04-2960944 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Munson & Andrews, LLC
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	27-4356050 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Name Rite, L.L.C.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	27-3719933 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

P.J.C. Distribution, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	22-3252604 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

P.J.C. Realty Co., Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	04-2967938 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

PJC Lease Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	01-0573835 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

PJC Manchester Realty LLC
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	01-0573821 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

PJC Peterborough Realty LLC
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	20-1151661 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

PJC Revere Realty LLC
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	01-0573818 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

PJC Special Realty Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	01-0573843 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

RediClinic Associates, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	26-4053069 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

RediClinic LLC
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	76-0639661 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

RediClinic of PA, LLC
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	47-1629750 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Rite Aid Drug Palace, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	23-2325476 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Rite Aid Hdqtrs. Corp.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	23-2308342 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Rite Aid Hdqtrs. Funding, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	75-3167335 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Rite Aid of Delaware, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	23-1940646 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Rite Aid Online Store, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	01-0910090 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Rite Aid Payroll Management, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	01-0910097 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Rite Aid Realty Corp.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	23-1725347 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Rite Aid Specialty Pharmacy, L.L.C.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	27-4202824 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Rite Aid Transport, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	25-1793102 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Rite Investments Corp.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	51-0273192 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Rite Investments Corp., LLC
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	27-4359582 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Rx Choice, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	25-1598207 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

The Jean Coutu Group (PJC) USA, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	04-2925810 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Thrift Drug, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	22-2098063 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Advance Benefits, LLC
(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation or organization)	59-3760021 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Elixir Savings, LLC
(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation or organization)	20-3389462 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

First Florida Insurers of Tampa, LLC
(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation or organization)	59-2798509 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Rite Aid of Georgia, Inc.
(Exact name of registrant as specified in its charter)

Georgia (State or other jurisdiction of incorporation or organization)	23-2125551 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Rite Aid of Indiana, Inc.
(Exact name of registrant as specified in its charter)

Indiana (State or other jurisdiction of incorporation or organization)	23-2048778 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Rite Aid of Kentucky, Inc.
(Exact name of registrant as specified in its charter)

Kentucky (State or other jurisdiction of incorporation or organization)	23-2039291 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

K & B Louisiana Corporation
(Exact name of registrant as specified in its charter)

Louisiana (State or other jurisdiction of incorporation or organization)	72-1043860 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

K&B Services, Incorporated
(Exact name of registrant as specified in its charter)

Louisiana (State or other jurisdiction of incorporation or organization)	72-1245171 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Rite Aid of Maine, Inc.
(Exact name of registrant as specified in its charter)

Maine (State or other jurisdiction of incorporation or organization)	01-0324725 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

GDF, Inc.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization)	34-1343867 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

READ'S, Inc.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization)	80-0052330 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Rite Aid of Maryland, Inc.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization)	23-1940941 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

PJC of Massachusetts, Inc.
(Exact name of registrant as specified in its charter)

Massachusetts (State or other jurisdiction of incorporation or organization)	05-0481151 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

PJC Realty MA, Inc.
(Exact name of registrant as specified in its charter)

Massachusetts (State or other jurisdiction of incorporation or organization)	02-0692817 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

1740 Associates, L.L.C.
(Exact name of registrant as specified in its charter)

Michigan (State or other jurisdiction of incorporation or organization)	27-4359433 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Apex Drug Stores, Inc.
(Exact name of registrant as specified in its charter)

Michigan (State or other jurisdiction of incorporation or organization)	38-2413448 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

PDS-1 Michigan, Inc.
(Exact name of registrant as specified in its charter)

Michigan (State or other jurisdiction of incorporation or organization)	38-2935739 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Perry Distributors, Inc.
(Exact name of registrant as specified in its charter)

Michigan (State or other jurisdiction of incorporation or organization)	38-1718545 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Perry Drug Stores, Inc.
(Exact name of registrant as specified in its charter)

Michigan (State or other jurisdiction of incorporation or organization)	38-0947300 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

RDS Detroit, Inc.
(Exact name of registrant as specified in its charter)

Michigan (State or other jurisdiction of incorporation or organization)	35-1799950 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Rite Aid of Michigan, Inc.
(Exact name of registrant as specified in its charter)

Michigan (State or other jurisdiction of incorporation or organization)	38-0857390 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Laker Software, LLC
(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation or organization)	41-1924169 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

K & B Mississippi Corporation
(Exact name of registrant as specified in its charter)

Mississippi (State or other jurisdiction of incorporation or organization)	72-0983482 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Elixir Rx Solutions, LLC
(Exact name of registrant as specified in its charter)

Missouri (State or other jurisdiction of incorporation or organization)	36-4221427 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Elixir Rx Solutions of Nevada, LLC

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	88-0511398 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Rite Aid of New Hampshire, Inc.
(Exact name of registrant as specified in its charter)

New Hampshire (State or other jurisdiction of incorporation or organization)	23-2008320 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Lakehurst and Broadway Corporation
(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation or organization)	23-2937947 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Rite Aid of New Jersey, Inc.
(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation or organization)	23-1940648 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Rite Aid of New York, Inc.
(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation or organization)	23-1940649 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Rite Aid Rome Distribution Center, Inc.
(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation or organization)	23-1887836 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

EDC Drug Stores, Inc.
(Exact name of registrant as specified in its charter)

North Carolina (State or other jurisdiction of incorporation or organization)	56-0596933 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Rite Aid of North Carolina, Inc.
(Exact name of registrant as specified in its charter)

North Carolina (State or other jurisdiction of incorporation or organization)	23-1940650 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

4042 Warrensville Center Road - Warrensville Ohio, Inc.
(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation or organization)	25-1820507 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

5600 Superior Properties, Inc.
(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation or organization)	80-0052337 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Broadview and Wallings-Broadview Heights Ohio, Inc.
(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation or organization)	25-1814215 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Elixir Pharmacy, LLC
(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation or organization)	26-2434607 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Elixir Rx Options, LLC
(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation or organization)	34-1939227 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Elixir Rx Solutions, LLC
(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation or organization)	05-0570786 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Gettysburg and Hoover-Dayton, Ohio, LLC
(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation or organization)	27-4355844 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Rite Aid of Ohio, Inc.
(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation or organization)	23-1940651 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

The Lane Drug Company
(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation or organization)	53-0125212 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Tonic Procurement Solutions, LLC

(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation or organization)	87-3071832 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Rite Aid of Pennsylvania, LLC
(Exact name of registrant as specified in its charter)

Pennsylvania (State or other jurisdiction of incorporation or organization)	23-1940652 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

PJC of Rhode Island, Inc.
(Exact name of registrant as specified in its charter)

Rhode Island (State or other jurisdiction of incorporation or organization)	23-1979613 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Rite Aid of South Carolina, Inc.
(Exact name of registrant as specified in its charter)

South Carolina (State or other jurisdiction of incorporation or organization)	23-2047222 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

K & B Tennessee Corporation
(Exact name of registrant as specified in its charter)

Tennessee (State or other jurisdiction of incorporation or organization)	62-1444359 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Rite Aid of Tennessee, Inc.

(Exact name of registrant as specified in its charter)

Tennessee (State or other jurisdiction of incorporation or organization)	23-2047224 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

K&B Texas Corporation

(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation or organization)	72-1010327 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

RCMH LLC
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation or organization)	20-2804418 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Rx Initiatives LLC
(Exact name of registrant as specified in its charter)

Utah (State or other jurisdiction of incorporation or organization)	20-3649446 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Maxi Green Inc.

(Exact name of registrant as specified in its charter)

Vermont (State or other jurisdiction of incorporation or organization)	45-0515111 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

PJC of Vermont Inc.

(Exact name of registrant as specified in its charter)

Vermont (State or other jurisdiction of incorporation or organization)	05-0498065 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Rite Aid of Vermont, Inc.
(Exact name of registrant as specified in its charter)

Vermont (State or other jurisdiction of incorporation or organization)	23-1940942 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Rite Aid of Virginia, Inc.
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation or organization)	23-1940653 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Rite Aid of Washington, D.C., Inc.
(Exact name of registrant as specified in its charter)

District of Columbia (State or other jurisdiction of incorporation or organization)	23-2461466 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

5277 Associates, Inc.
(Exact name of registrant as specified in its charter)

Washington (State or other jurisdiction of incorporation or organization)	23-2940919 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

The Bartell Drug Company

(Exact name of registrant as specified in its charter)

Washington (State or other jurisdiction of incorporation or organization)	91-0138195 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Rite Aid of West Virginia, Inc.
(Exact name of registrant as specified in its charter)

West Virginia (State or other jurisdiction of incorporation or organization)	23-1940654 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Design Rx, LLC
(Exact name of registrant as specified in its charter)

Wyoming (State or other jurisdiction of incorporation or organization)	27-4368094 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Designrxclusives, LLC

(Exact name of registrant as specified in its charter)

Wyoming (State or other jurisdiction of incorporation or organization)	20-5166645 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Debt Securities
and Guarantees of Debt Securities
(Title of the indenture securities)

1.            General information. Furnish the following information as to the trustee:

(a)	Name and address of each examining or supervising authority to which it is subject.

Name	Address
Comptroller of the Currency United States Department of the Treasury	Washington, DC 20219
Federal Reserve Bank	San Francisco, CA 94105
Federal Deposit Insurance Corporation	Washington, DC 20429

(b)	Whether it is authorized to exercise corporate trust powers.

Yes.

2.	Affiliations with Obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

16.	List of Exhibits.

Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act").

1.	A copy of the articles of association of The Bank of New York Mellon Trust Company, N.A., formerly known as The Bank of New York Trust Company, N.A. (Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121948 and Exhibit 1 to Form T-1 filed with Registration Statement No. 333-152875).

2.	A copy of certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1 filed with Registration Statement No. 333-121948).

3.	A copy of the authorization of the trustee to exercise corporate trust powers (Exhibit 3 to Form T-1 filed with Registration Statement No. 333-152875).

4.	A copy of the existing by-laws of the trustee (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-229762).

6.	The consent of the trustee required by Section 321(b) of the Act (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-152875).

7.	A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

SIGNATURE

Pursuant to the requirements of the Act, the Trustee, The Bank of New York Mellon Trust Company, N.A., a banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago, and State of Illinois, on the 13th day of October, 2021.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

By:	/s/ Lawrence M. Kusch
Name: Lawrence M. Kusch
Title: Vice President

EXHIBIT 7

Consolidated Report of Condition of

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

of 400 South Hope Street, Suite 500, Los Angeles, CA 90071

At the close of business June 30, 2021, published in accordance with Federal regulatory authority instructions.

Dollar amounts in thousands
ASSETS
Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin	22,897
Interest-bearing balances	339,038
Securities:
Held-to-maturity securities	0
Available-for-sale debt securities	76,614
Equity securities with readily determinable fair values not held for trading	0
Federal funds sold and securities purchased under agreements to resell:
Federal funds sold in domestic offices	0
Securities purchased under agreements to resell	0
Loans and lease financing receivables:
Loans and leases held for sale	0
Loans and leases, held for investment	0
LESS: Allowance for loan and
lease losses	0
Loans and leases held for investment,
net of allowance	0
Trading assets	0
Premises and fixed assets (including capitalized leases)	20,616
Other real estate owned	0
Investments in unconsolidated subsidiaries and associated companies	0
Direct and indirect investments in real estate ventures	0
Intangible assets	856,313
Other assets	103,666
Total assets	$1,419,144

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LIABILITIES
Deposits:
In domestic offices	949
Noninterest-bearing	949
Interest-bearing	0
Federal funds purchased and securities sold under agreements to repurchase:
Federal funds purchased in domestic offices	0
Securities sold under agreements to repurchase	0
Trading liabilities	0
Other borrowed money:
(includes mortgage indebtedness and obligations under capitalized leases)	0
Not applicable
Not applicable
Subordinated notes and debentures	0
Other liabilities	268,722
Total liabilities	269,671
Not applicable
EQUITY CAPITAL
Perpetual preferred stock and related surplus	0
Common stock	1,000
Surplus (exclude all surplus related to preferred stock)	324,606
Not available
Retained earnings	823,023

Accumulated other comprehensive income	844
Other equity capital components	0
Not available
Total bank equity capital	1,149,473
Noncontrolling (minority) interests in consolidated subsidiaries	0
Total equity capital	1,149,473
Total liabilities and equity capital	1,419,144

I, Matthew J. McNulty, CFO of the above-named bank do hereby declare that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

Matthew J. McNulty      )      CFO

We, the undersigned directors (trustees), attest to the correctness of the Report of Condition (including the supporting schedules) for this report date and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

Antonio I. Portuondo, President              )

Michael P. Scott, Managing Director      )      Directors (Trustees)

Kevin P. Caffrey, Managing Director      )

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